AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
1997 ANNUAL REPORT
for the year ended July 31
[The American Funds Group(R)]

[illustration: metropolitan area]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

American High-Income Municipal Bond Fund is one of the 28 mutual funds in The American Funds Group,(R) a family of funds managed by Capital Research and Management Company. With a history dating back to 1931, The American Funds Group has more than $150 billion in assets.

ABOUT OUR COVER: American High-Income Municipal Bond Fund helps finance public works across the country, including vital infrastructure projects that help cities grow and prosper.

CHARTING A $10,000 INVESTMENT IN AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
(For the period September 26, 1994 to July 31, 1997, with dividends reinvested)

[begin line graph]

              The fund at net      The fund at      Lehman           Lipper
              asset value          maximum          Brothers         High-Yield
              (without any         offering         Municipal        Municipal
              sales charge)        price (with      Bond Index       Debt Fund
                                   4.75% sales      /2/              Average /3/
                                   charge
                                   deducted)

9/26/94       $10,000              $ 9,525          $10,000          $10,000

10/31/94        9,886                9,418            9,822            9,875

1/31/95        10,287                9,800           10,139           10,114

4/30/95        10,760               10,251           10,566           10,504

7/31/95        11,162               10,634           10,910           10,788

10/31/95       11,534               10,988           11,280           11,112

1/31/96        11,904               11,340           11,665           11,497

4/30/96        11,692               11,139           11,406           11,232

7/31/96        12,108               11,535           11,630           11,444

10/31/96       12,452               11,863           11,923           11,745

1/31/97        12,687               12,086           12,113           11,939

4/30/97        12,863               12,254           12,162           12,041

7/31/97        13,484               12,845 /1/       12,822           12,645


/1/ This figure reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/ The index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/ Calculated by Lipper Analytical Services. The average does not reflect sales charges.
Past results are not predictive of future results.

[end line graph]

[illustration: business woman talking on phone]

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the average annual compound returns with all distributions reinvested for periods ended June 30, 1997, the most recent calendar quarter, and July 31, 1997, the fiscal year-end, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

                          6/30/97                7/31/97
                    (last calendar quarter) (fiscal year-end)
Lifetime                   +8.55%                 +9.20%
(since September 26, 1994)
One Year                   +4.63%                 +6.06%

The fund's 30-day yield as of August 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.59%. The fund's distribution rate as of that date was 5.01%. The SEC yield reflects income the fund expects to earn based on its current holdings, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

FELLOW SHAREHOLDERS:

Low inflation and declining interest rates helped American High-Income Municipal Bond Fund to another successful year in fiscal 1997. During the year, which ended July 31, investors who reinvested their distributions saw the value of their holdings rise 11.4%. The fund will pay a capital gain distribution of at least 3.5 cents a share in late November.

The fund again outpaced the majority of its peers and the unmanaged broader market index during the year. High-yield municipal bond funds had an average total return of 10.5%, according to Lipper Analytical Services, a leading mutual fund tracking service. Meanwhile, the unmanaged Lehman Brothers Municipal Bond Index, which measures investment-grade municipal bonds, rose 10.3%.

During the year, shareholders received monthly dividends totaling 86.2 cents a share and a 14 cents-a-share capital gain distribution paid in November 1996. If you reinvested the capital gain distribution and took dividends in cash, your income return was 5.7%, which is equivalent to a 9.4% taxable return for taxpayers in the 39.6% tax bracket. If you reinvested dividends, your income return was slightly higher - 5.8% - because of the benefit of compounding. The balance of the fund's 11.4% total return was a result of the rise in the price of many bonds in the portfolio.

Since its inception in September 1994, the fund has outpaced most other high-income municipal bond funds. Based on total return, Lipper ranks American High-Income Municipal Bond Fund second of 35 funds in existence over its brief lifetime and ninth of 47 funds for the past fiscal year. The rankings do not reflect the effects of sales charges.

While we are pleased with the fund's results, we wish to remind our shareholders that they should not expect such relatively high returns to continue indefinitely. The favorable economic climate of falling interest rates and low inflation over most of the fund's lifetime could change at any time.

During the past 12 months, municipal bond rates approached a 20-year low. The lower rates prompted municipalities and other tax-exempt entities across the country to raise money in the debt market and put it in escrow to repay older, higher rate debt at the earliest date allowed by the bonds' covenants. This was the case for some of American High-Income Municipal Bond Fund's holdings that were refunded ahead of schedule, reducing the risk of default and sending their prices higher. For instance, Colorado's Arapahoe County Highway Revenue Bonds increased 18% in price since we purchased them in 1995, with most of the rise coming after the bonds were "prerefunded."

Interest rate changes also prompted a slight shift in the fund toward higher credit quality. As rates declined, the difference between the yields of higher risk bonds and those with better credit ratings narrowed. We took advantage of this narrowing to increase our holdings of AA-rated housing bonds, which had the same yield as some lower rated bonds but whose capacity to pay interest and repay principal is much stronger.

The fund's assets grew more than 45% during the year, and the number of shareholder accounts increased 22%. We welcome our new shareholders and look forward to reporting to all of you again in six months.

Cordially,
/s/ Paul G. Haaga, Jr.   /s/ Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

September 19, 1997

[illustration: business man looking at computer]

MANAGING DIFFERENT KINDS OF RISK

A traveler passes through New York's John F. Kennedy International Airport. A couple buys a home in Louisiana. A family in North Carolina turns on the television as night falls.

At first glance, there may appear to be little connection between these people. But, in each instance, a municipal bond held by American High-Income Municipal Bond Fund plays an important role.

At JFK, one of the fund's portfolio holdings helped finance a new cooling and heating system that more comfortably sends travelers on their way. In Louisiana, another of the fund's municipal bonds enables low-income families to buy homes. And in North Carolina, one of the fund's investments helps provide electricity to more than 200,000 customers.

Each of these bonds, like thousands of other municipal bonds across the country that are helping clean water and air, improve schools and build bridges and roads, has potential risks as well as potential rewards. In this report, we look at three types of risk - credit risk, interest rate risk, and timing risk.

[illustration: airplane]

CREDIT RISK

The risk most people associate with bonds is that interest payments may not be made or principal repaid in a timely fashion.

In the case of the new heating and cooling facility at JFK, one factor contributing to the risk was the plant's dependence on natural gas. If natural gas prices escalated, what would that do to the facility's costs and its ability to repay its debt? Another concern was that the plant was designed to generate twice as much electricity as the airport currently needs. Kennedy International Airport Co-Generation Partners (KIAC), which issued the bonds, planned to sell the excess power on the open market. But if the price of electricity fell as the electric utility industry was deregulated, that source of income might be undermined.

After closely examining the project, American High-Income Municipal Bond Fund's credit analysts concluded that shareholders would be compensated attractively for the risks involved. They determined that KIAC could meet its obligations to bondholders without selling any excess electricity. And they were reassured by the fact that KIAC had a seven-year contract to buy natural gas at a set price.

INTEREST RATE RISK

Another important risk common to all bonds - but one often overlooked by many investors new to fixed-income investing - is interest rate risk. Interest rates and bond prices move inversely. When interest rates go down, the prices of outstanding bonds go up. And when interest rates rise, the prices of outstanding bonds fall. Additionally, the longer a bond's maturity, the more its price tends to move up or down in response to changes in interest rates. One of the longer term obligations in the portfolio is the bonds issued by North Carolina's Eastern Municipal Power Agency, which provides electricity to more than 200,000 homes and businesses. The bonds, which mature in 2026, were added to the portfolio after research showed they weren't fully appreciated by the market and were selling at an attractive price, giving investors a good yield.

To control interest rate risk, the fund's investment professionals keep a close watch on the outlook for interest rates by monitoring such factors as economic growth, inflation and Federal Reserve Board policies. And they adjust the maturity mix of the bonds in the portfolio to try to protect principal and enhance results.

TIMING OR PREPAYMENT RISK

Many investors purchased individual bonds expecting an attractive level of income for years. As interest rates have declined, though, many investors have had their principal unexpectedly returned. That is because many bonds have provisions that allow the issuers to "call," or repay, them early. If interest rates fall, such provisions enable the issuer to sell new bonds at a lower rate and pay off their older bonds.

Housing bonds often include prepayment risk because some homeowners may repay their loans early if they sell their homes or refinance their mortgages. As a result, housing bonds require in-depth research to evaluate their long-term prospects as well as their yield and value. The mortgage-backed securities issued by the Louisiana Housing Finance Agency held in the portfolio are a good example. The agency buys mortgages from banks that lend to low-income buyers at artificially low rates, then pools the mortgages and sells bonds, backed by the mortgages in the pool, in the municipal bond market.

[illustration:  business people working in office]

[Begin caption]
Before American High-Income Municipal Bond Fund invests in any project, the fund's analysts and portfolio counselors thoroughly research the issue. [End caption]

[illustration: utility pole]

A healthy economy and falling interest rates tend to increase prepayments. When interest rates fall, many homeowners refinance and pay off their mortgages early. And as a state's economic fortunes improve, homeowners may sell their property, repay their mortgages and "move up" to more expensive homes.

In order to reduce the risk of unexpected prepayments, the fund's portfolio counselors and analysts carefully examine the specific conditions under which securities can be redeemed or refunded before maturity. With mortgage-backed securities, they examine such factors as the type of loan as well as when, where and to whom the loans were issued, in order to gauge likely prepayment rates. While studying the Louisiana issue, the fund's analysts learned that the homeowners had received a state subsidy which they would have to repay if they sold their homes during the first 10 years, a provision not widely appreciated by bond buyers. Research also showed that Louisiana residents don't move as often as the national average. Based on their research, the analysts concluded that shareholders would be rewarded particularly well by an investment in these bonds.

PROFESSIONAL MANAGEMENT

Every bond in the fund's portfolio has some risk, of course. But before they make any investment, the portfolio counselors and analysts of American High-Income Municipal Bond Fund carefully examine those risks in an effort to ensure shareholders will be properly rewarded. Professional management, research and diversification of risk are just three of the reasons fixed-income investors can benefit by turning to bond funds rather than buying individual bonds.

[illustration: face of office worker]

TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 1997 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.04% tax-free distribution rate in July.

For example, a couple with a taxable income of $152,000 faces a federal tax rate of 36%. In this bracket, the fund's 5.04% distribution rate is equivalent to a 7.88% return on a taxable issue. Investors in the highest tax bracket (39.6%) would need a taxable distribution rate of 8.34% to match the fund's distribution rate.

IF YOUR TAXABLE INCOME IS...                                       ...AS OF 7/31/97 YOUR

                                                                   TAX-EXEMPT DISTRIBU-

                                                  ...THEN YOUR     TION RATE OF 5.04%

                                                  FEDERAL TAX      IS EQUIVALENT TO A

SINGLE                  JOINT                     RATE IS...       TAXABLE RATE OF...

$      0 - 24,650       $     0 -  41,200         15.0%               5.93%

  24,651 - 59-750        41,201 -  99,600         28.0                7.00

 59,751 - 124,650        99,601 - 151,750         31.0                7.30

124,651 - 271,050       151,751 - 271-050         36.0                7.88

     Over 271,050            Over 271,050         39.6                8.34


*Based on 1997 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
Investment Portfolio, July 31, 1997

Quality Ratings

AAA:                                                                            4.82%
AA:                                                                             3.34%
A:                                                                              4.83%
BBB:                                                                           48.13%
BB:                                                                            23.45%
B:                                                                              8.86%
Cash & Equivalents:                                                             6.57%

                                                                           Principal           Market
                                                                              Amount            Value
                                                                               (000)            (000)
Tax-Exempt Securities Maturing in More than
One Year - 93.43%

Alabama - 1.56%
 The Industrial Development Board of the Town of
  Courtland, Variable Rate Demand Industrial Development
  Refunding Revenue Bonds (Champion International Corp.
  Project), Series A, 7.20% 2013                                              $1,475           $1,645
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding
  Bonds (Mobile Energy Services Co., LLC
  Projects), Series 1995, 6.95% 2020                                           3,000            3,291

California - 9.46%
 Pollution Control Financing Authority, Solid Waste
  Disposal Revenue Bonds (CanFibre of Riverside Project),
  Tax-Exempt Series 1997A AMT, 9.00% 2019                                       1,000           1,015
 Rural Home Mortgage Finance Authority,
  Single Family Mortgage Revenue Bonds
  (Mortgage-Backed Securities Program),
  1995 Series B AMT, 7.75% 2026                                                   945           1,088
 Student Education Loan Marketing Corp. (A
  Non-Profit Public Benefit Corp. Organized Under
  the Laws of the State of California) AMT, Student
  Loan Program Revenue Bonds:
   7.00% 2005                                                                   1,000           1,080
   7.00% 2010                                                                   2,000           2,180
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project),
  Series 1993, 6.10% 2013                                                       1,400           1,469
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                                   1,000           1,042
   6.125% 2015                                                                  1,000           1,030
   6.125% 2023                                                                  3,000           3,079
 The City of Los Angeles, Multifamily Housing Revenue Bonds
  (GNMA Collateralized - Ridgecroft Apartments Project),
  Series 1997E AMT, 6.00% 2017                                                    500             515
 Los Angeles County Capital Asset Leasing
  Corp., Certificates of Participation
  (Marina del Rey), Series A, 6.25% 2003                                        3,715           4,005
 City of Oxnard, Assessment District No. 97-1-R
  (Pacific Commerce Center), Limited Obligation Refunding
  Bonds, 5.70% 2006                                                             1,500           1,547
 Pleasanton Joint Powers Financing Authority,
  Subordinate Reassessment Revenue Bonds,
  1993 Series B, 6.125% 2002                                                    4,390           4,650
 Redding Joint Powers Financing Authority, Solid
  Waste and Corp. Yard Revenue Bonds, 1993
  Series A, 5.00% 2023                                                          1,000             932
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds, 6.00% 2003                                             1,000           1,074
 County of Sacramento, Laguna Creek Ranch/Elliott Ranch
  Community Facilities District No. 1, Improvement Area
  No. 2 Special Tax Refunding Bonds (Elliott Ranch):
   6.10% 2013*                                                                    330             331
   6.125% 2014*                                                                   250             249
   6.30% 2021*                                                                    500             500
  County of San Diego, Reassessment District No. 97-1
  (4-S Ranch), Limited Obligation Improvement Bonds:
   6.00% 2009*                                                                  1,000           1,000
   6.25% 2012*                                                                  1,000           1,000
 Redevelopment Agency of the City and County of San
  Francisco, Residential Facility Revenue Bonds (Coventry
  Park Project), Series 1996A AMT, 8.50% 2026                                   1,000           1,043
 South Tahoe Joint Powers Financing Authority,
  Refunding Revenue Bonds (South Tahoe
  Redevelopment Project Area No. 1), 1995 Series B,
  6.25% 2020                                                                    1,000           1,047

Colorado - 5.40%
 Housing and Finance Authority, Single Family Program
  Senior Bonds:
   1995 Series B AMT, 7.90% 2025                                                1,105           1,243
   1995 Series A AMT, 8.00% 2025                                                1,555           1,740
   1997 Series B AMT, 7.00% 2026                                                1,000           1,108
 Student Obligation Bond Authority,
  Student Loan Asset-Backed Bonds, Senior
  Subordinate 1995 Series II-B AMT, 6.20% 2008                                  1,000           1,054
 Arapahoe County, Capital Improvement
  Trust Fund Highway Revenue Bonds (E-470 Project):
   6.90% 2015 (Prerefunded 2005)                                                1,250           1,479
   6.95% 2020 (Prerefunded 2005)                                                4,500           5,341
 City and County of Denver, Airport System
  Revenue Bonds:
   Series 1991D AMT, 7.75% 2013                                                 1,000           1,265
   Series 1992C AMT:
    6.55% 2003                                                                  2,000           2,185
    6.75% 2013                                                                  1,000           1,080
   Series 1994A AMT, 7.50% 2023                                                   500             581

Connecticut - 3.87%
 Health and Educational Facilities Authority Revenue Bonds,
  University of Hartford Issue, Series D, 6.75% 2012                            1,000           1,029
 Eastern Connecticut Resource Recovery Authority,
  Solid Waste Revenue Bonds (Wheelabrator Lisbon
  Project), Series 1993 A AMT, 5.50% 2020                                       1,500           1,462
 Mashantucket (Western) Pequot Tribe Special Revenue Bonds,
  1996 Series A:
   6.25% 2003                                                                   1,000           1,081
   6.375% 2004                                                                  1,000           1,093
   6.40% 2011                                                                   7,000           7,578

Delaware - 1.61%
 Economic Development Authority, First Mortgage Revenue
  Bonds (Peninsula United Methodist Homes, Inc. Issue),
  Series 1997A:
   6.00% 2008                                                                     500             529
   6.10% 2010                                                                     500             527
   6.20% 2015                                                                   2,875           2,992
   6.30% 2022                                                                   1,000           1,044

District of Columbia - 0.52%
 Hospital Revenue Refunding Bonds (Washington
  Hospital Center Issue), Series 1992A,
  7.00% 2005                                                                    1,500           1,637

Florida - 5.59%
 Arbor Green Community Development District (City of Tampa,
  Hillsborough County), Special Assessment Revenue Bonds,
  Series 1996, 7.00% 2003                                                       3,000           3,047
 The Crossings at Fleming Island Community
  Development District (Clay County), Special
  Assessment Bonds, Series 1995, 8.25% 2016                                     4,915           5,335
 Meadow Pointe II Community Development District
  (Pasco County), Capital Improvement
  Revenue Bonds, Series 1995, 7.25% 2002                                        4,075           4,184
 Northern Palm Beach County Improvement District, Water
  Control and Improvement Bonds, Unit of Development No. 9A,
  Series 1996A:
   6.80% 2006                                                                   1,000           1,062
   7.30% 2027                                                                   1,500           1,608
 Ocean Highway and Port Authority, Solid Waste/Pollution
  Control Revenue Refunding Bonds, Series 1996 (Jefferson
  Smurfit Corp. (U.S.) Project), 6.50% 2006                                     1,305           1,339
 Polk County Industrial Development Authority, Industrial
  Development Revenue Bonds (IMC Fertilizer, Inc. Project),
  1991 Tax-Exempt Series A AMT, 7.525% 2015                                     1,000           1,088

Illinois - 10.68%
 Health Facilities Authority:
  Revenue Refunding Bonds:
   Advocate Health Care Network, Series 1997A:
    5.70% 2011                                                                    750             786
    5.80% 2016                                                                  3,000           3,111
   Edward Hospital Project, Series 1993A, 6.00% 2019                            1,000           1,029
   Fairview Obligated Group Project, 1995 Series A:
    6.25% 2003                                                                  1,245           1,271
    7.40% 2023                                                                  2,630           2,765
  Fairview Obligated Group Project, Revenue Bonds,
   1992 Series A, 9.50% 2022 (Prerefunded 2002)                                 2,750           3,438
 City of Chicago:
  Chicago-O'Hare International
  Airport, Special Facility Revenue Bonds
  (United Air Lines, Inc. Project):
   Series 1988A AMT, 8.95% 2018                                                 3,340           3,813
   Series 1988B, 8.85% 2018                                                     1,130           1,289
  Skyway Toll Bridge Refunding
  Revenue Bonds, Series 1994:
   6.50% 2010 (Prerefunded 2004)                                                1,500           1,689
   6.75% 2017 (Prerefunded 2004)                                                1,500           1,710
 Village of Robbins, Cook County, Resource Recovery Revenue
  Bonds (Robbins Resource Recovery Partners, L.P. Project),
  Series 1994A AMT:
   8.375% 2010                                                                  1,000           1,071
   8.375% 2016                                                                 10,990          11,765

Indiana - 2.61%
 City of East Chicago, Pollution Control
  Refunding Revenue Bonds, Inland Steel Co.:
   Project No. 11, Series 1994, 7.125% 2007                                     2,000           2,200
   Project No. 10, Series 1993, 6.80% 2013                                      1,000           1,065
 Indianapolis Airport Authority, Special Facilities Revenue
  Bonds, Series 1994 (Federal Express Corp. Project)
  AMT, 7.10% 2017                                                               3,500           3,946
 City of Sullivan, Pollution Control Revenue
  Refunding Bonds (Indiana Michigan Power Co.
  Project), Series C, 5.95% 2009                                                1,000           1,033

Kentucky - 2.45%
 City of Ashland, Sewage and Solid Waste Revenue Bonds,
  Series 1995 (Ashland Inc. Project) AMT, 7.125% 2022                           1,000           1,122
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project),
  1992 Series A AMT:
   6.75% 2002                                                                   1,000           1,076
   7.50% 2012                                                                   2,225           2,467
   6.125% 2022                                                                  3,000           3,061

Louisiana - 3.38%
 Health Education Authority, Revenue Bonds (Lambeth
  House Project), Series 1996, 9.00% 2026                                       2,850           3,062
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds:
   Series 1997B-2 AMT, 5.60% 2017*                                              1,000           1,000
   Series 1995A-2 AMT, 7.80% 2026                                               2,920           3,270
 Parish of West Feliciana, Pollution Control Revenue Bonds
  (Gulf States Utilities Co. Project),
  Series 1984-II, 7.70% 2014                                                    3,000           3,336

Maine - 0.30%
 Educational Loan Marketing Corp., Student Loan Revenue
  Refunding Bonds, Series 1991 AMT,  6.90% 2003                                   910             962

Maryland - 1.44%
 Health and Higher Educational Facilities
  Authority, Revenue Bonds, Howard County General
  Hospital Issue, Series 1993, 5.50% 2021                                       2,000           1,939
 Housing Opportunities Commission of Montgomery
  County, Multifamily Revenue Bonds (Strathmore
  Court at White Flint), 1994 Issue A-2:
   7.50% 2024                                                                   1,000           1,069
   7.50% 2027                                                                     500             534
 Housing Authority of Prince George's County, Mortgage
  Revenue Bonds, Series 1997A (GNMA Collateralized - Langley
  Gardens Apartments Project), 5.75% 2029*                                      1,000           1,005

Massachusetts - 1.87%
 Industrial Finance Agency Revenue
  Bonds, Edgewood Retirement Community Project,
  Series 1995A, 9.00% 2025                                                      5,300           5,924

Michigan - 7.20%
 Hospital Finance Authority,
  Hospital Revenue Refunding Bonds:
   Genesys Health System Obligated Group,
   Series 1995A:
    8.00% 2005                                                                  2,000           2,324
    7.50% 2007                                                                  1,500           1,703
    8.10% 2013                                                                  1,000           1,178
    7.50% 2027                                                                  2,200           2,477
   Pontiac Osteopathic, Series 1994 A:
    5.375% 2006                                                                 1,000             999
    6.00% 2014                                                                  1,500           1,528
   Sinai Hospital of Greater Detroit, Series 1995,
   6.625% 2016                                                                  2,755           2,971
 City of Detroit:
  Limited Tax General Obligation Bonds:
   Series 1995 B, 6.75% 2003                                                    1,000           1,106
   Series 1995 A, 6.40% 2005                                                    1,145           1,260
  Downtown Development Authority, Tax
  Increment Bonds (Development Area No. 1 Projects),
  Series 1996C, 6.20% 2017                                                      1,000           1,070
 The Economic Development Corporation of the
  County of Midland, Subordinated Pollution
  Control Limited Obligation Revenue Refunding
  Bonds (Midland Cogeneration Project),
  Series 1990B AMT, 9.50% 2009                                                  3,100           3,430
 Charter County of Wayne, Special
  Airport Facilities Revenue Refunding Bonds
  (Northwest Airlines, Inc., Facilities),
  Series 1995, 6.75% 2015                                                       2,495           2,718

Nevada - 2.46%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                                 5,500           5,678
 City of Las Vegas, Special Improvement District No. 707
  (Summerlin Area), Local Improvement Bonds,
  7.10% 2016                                                                    2,000           2,081

New Jersey - 2.46%
 Economic Development Authority, First Mortgage
  Revenue Fixed-Rate Bonds:
   Fellowship Village Project,
    Series 1995A, 9.25% 2025                                                    3,000           3,583
   Winchester Gardens at Ward Homestead Project,
    Series 1996A:
     8.50% 2016                                                                 1,000           1,065
     8.625% 2025                                                                1,000           1,070
 The Union County Utilities Authority, Solid Waste
  System Revenue Bonds, 1991 Series A AMT, 7.10% 2006                           2,000           2,055

New York - 12.10%
 Dormitory Authority, Mental Health Services Facilities
  Improvement Revenue Bonds, Series 1997B:
   5.30% 2004                                                                   1,000           1,041
   5.60% 2008                                                                   2,945           3,104
 Certificates of Participation, on behalf of the City
  University of New York, As lessee (John Jay College
  of Criminal Justice Project Refunding), 6.00% 2006                            1,975           2,138
 State Environmental Facilities Corp.,
  Solid Waste Disposal Revenue Bonds (Occidental
  Petroleum Corp. Project), Series 1993 Subseries A AMT:
  5.50% 2003                                                                    2,500           2,585
  5.70% 2028                                                                    1,235           1,243
 State Thruway Authority, Local Highway and
  Bridge Service Contract Bonds, Series 1992,
  6.25% 2006                                                                    1,000           1,068
 Urban Development Corp., Correctional
  Capital Facilities Revenue Bonds, Series 6, 6.00% 2006                        1,000           1,082
 The City of New York, General Obligation Bonds:
  Series A:
   7.00% 2005                                                                   2,000           2,294
   6.25% 2009                                                                   1,000           1,093
  Fiscal 1995 Series B1:
   7.00% 2016 (Prerefunded 2004)                                                  140             163
   7.00% 2016                                                                     860             980
  Fiscal 1996 Series E, 6.50% 2004                                              1,500           1,653
 New York City Industrial Development Agency, Solid
  Waste Disposal Revenue Bonds (1995 Visy Paper
  (NY), Inc. Project) AMT, 7.55% 2005                                           9,000           9,811
 The Port Authority of New York and New Jersey, Special
  Project Bonds, Series 4 AMT, KIAC Partners Project:
   7.00% 2007                                                                   5,000           5,617
   6.75% 2011                                                                   4,000           4,365

North Carolina - 0.33%
 Eastern Municipal Power Agency, Power System Revenue
  Bonds, Refunding Series 1993B, 6.00% 2026                                     1,000           1,057

Ohio - 0.45%
 The Student Loan Funding Corp.,
  Cincinnati, Student Loan Revenue
  Refunding Bonds,Series 1991A AMT, 7.20% 2003                                  1,320           1,417

Oklahoma - 0.69%
 Trustees of the Tulsa Municipal Airport Trust,
  1988 Adjustable Rate Revenue Obligations, American
  Airlines Inc. AMT, 7.375% 2020                                                2,000           2,173


Pennsylvania - 6.74%
 Economic Development Financing Authority,
  Resource Recovery Revenue Bonds (Colver Project),
  Series 1994 D AMT, 7.15% 2018                                                 3,000           3,303
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds, Series 1997-58A AMT, 5.85% 2017                                2,500           2,559
 Lehigh County General Purpose Authority, College Revenue
  and Refunding Bonds, Series A and B of 1996 (Cedar Crest
  College), 6.65% 2017                                                          1,750           1,844
 Hospitals and Higher Education Facilities
  Authority of Philadelphia, Hospital
  Revenue Bonds (Temple University Hospital),
   Series of 1997, 5.70% 2009                                                   1,000           1,031
 Hospital Authority of Philadelphia,
  Hospital Revenue Bonds (Temple University
  Hospital), Series of 1983, 6.625% 2023                                        1,000           1,084
 Schuylkill County Industrial Development
  Authority, Resource Recovery Revenue Refunding
  Bonds (Schuylkill Energy Resources, Inc.
  Project), Series 1993 AMT, 6.50% 2010                                         3,260           3,316
 Scranton-Lackawanna Health and Welfare Authority,
  City of Scranton, Lackawanna County, Hospital
  Revenue Bonds (Moses Taylor Hospital Project),
  Series of 1997:
   5.75% 2006                                                                   1,585           1,628
   5.80% 2007                                                                   1,680           1,728
   5.90% 2008                                                                   1,730           1,787
   6.00% 2009                                                                     940             973
   6.10% 2011                                                                   2,005           2,043

South Carolina - 0.86%
 York County, Pollution Control Facilities
  Revenue Bonds (Bowater Inc. Project),
  Series 1990 AMT, 7.625% 2006                                                  2,300           2,706

Tennessee - 1.94%
 The Industrial Development Board of the County of McMinn,
  Solid Waste Recycling Facilities Revenue Bonds,
  Series 1992 (Calhoun Newsprint Co. Project - Bowater Inc.
  Obligor) AMT, 7.625% 2016                                                     3,000           3,308
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds (Federal Express
  Corp.), Series 1984, 7.875% 2009                                              2,500           2,825

Texas - 4.25%
 Alliance Airport Authority, Inc., Special
  Facilities Revenue Bonds (American Airlines,
  Inc. Project), Series 1990 AMT, 7.00% 2011                                    4,250           4,937
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                                   2,365           2,592
   6.75% 2016                                                                   1,000           1,063
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, 6.125% 2023                                     4,740           4,845

Vermont - 0.48%
 Housing Finance Agency, Single Family Housing Bonds,
  Series 9 AMT, 5.70% 2012                                                      1,500           1,530

Virginia - 0.34%
 Virginia College Building Authority, Educational
  Facilities Revenue Bonds (Marymount University
  Project), Series of 1992, 7.00% 2022                                          1,000           1,075

West Virginia - 0.37%
 City of South Charleston, Pollution Control
  Revenue Refunding Bonds (Union Carbide
  Corp. Project), Series 1985, 7.625% 2005                                      1,000           1,176

Wisconsin - 0.96%
 Housing and Economic Development Authority, Housing
  Revenue Bonds, 1993 Series B AMT, 5.30% 2006                                  3,000           3,039

Wyoming- 1.06%
 Sweetwater County, Solid Waste Disposal Revenue
  Bonds (FMC Corp. Project), Series 1994A AMT, 7.00% 2024                       3,000           3,334
                                                                                            ---------
                                                                                              295,237
                                                                                            ---------

Tax-Exempt Securities Maturing in
One Year or Less - 6.52%

 State of Colorado, General Fund Tax and Revenue
  Anticipation Notes, Series 1997A, 4.50% 6/26/98                               1,200           1,207
 County of Los Angeles, California, 1997-98 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/98                                   7,450           7,496
 State of Michigan, Full Faith and Credit General Obligation
  Notes, 4.50% 9/30/97                                                          3,650           3,654
 State of Texas, Tax and Revenue Anticipation Notes,
  Series 1996, 4.75% 8/29/97                                                    8,250           8,256
                                                                                            ---------
                                                                                               20,613
                                                                                            ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $294,625,000)                                              315,850
Excess of cash, prepaids and receivables over
 payables                                                                                         144
                                                                                            ---------
NET ASSETS                                                                                   $315,994
*Represents a when-issued security.                                                         =========
See Notes to Financial Statements

American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1997 (dollars in thousands)

Assets:
 Tax-exempt securities
  (cost: $294,625)                                                 $315,850
 Cash                                                                    86
 Prepaid organization expense                                             5
 Receivables for--
  Sales of fund's shares                                $772
  Accrued interest                                     5,402          6,174
                                                   ---------      ---------
                                                                    322,115
Liabilities:
 Payables for--
  Purchases of investments                             5,073
  Repurchases of fund's shares                           269
  Dividends payable                                      509
  Management services                                    107
  Accrued expenses                                       163          6,121
                                                   ---------      ---------
Net Assets at July 31, 1997--
 Equivalent to $15.90 per share on 19,869,024
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock -                           $315,994
200,000,000 shares)                                               =========

Statement of Operations
for the year ended July 31, 1997
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                 $16,692

 Expenses:
  Management services fee                             $1,100
  Distribution expenses                                  767
  Transfer agent fee                                      97
  Reports to shareholders                                 60
  Registration statement and prospectus                  120
  Postage, stationery and supplies                        25
  Directors' fees                                         18
  Auditing and legal fees                                 30
  Custodian fee                                           13
  Taxes other than federal income tax                      6
  Organization expense                                     3
  Other expenses                                          41          2,280
                                                   ---------      ---------
  Net investment income                                              14,412
                                                                  ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                      835
 Net unrealized appreciation
  on investments:
  Beginning of year                                    7,574
  End of year                                         21,225
                                                   ---------
   Net increase in unrealized appreciation
    on investments                                                   13,651
  Net realized gain and unrealized                                ---------
   appreciation on investments                                       14,486
Net Increase in Net Assets Resulting                              ---------
 from Operations                                                    $28,898
                                                                  =========

Statement of Changes in Net Assets
(dollars in thousands)

                                                        Year          ended
                                                        July             31
                                                        1997           1996
Operations:
 Net investment income                               $14,412        $11,033
 Net realized gain on investments                        835          3,233
 Net unrealized appreciation
  on investments                                      13,651            783
                                                   ---------      ---------
  Net increase in net assets
   resulting from operations                          28,898         15,049
                                                   ---------      ---------
Dividends and Distributions Paid to
 Shareholders:
 Dividends paid from net
  investment income                                  (14,416)       (11,032)
 Distributions from net realized gain
  on investments                                      (2,176)        (3,336)
                                                   ---------      ---------
  Total dividends and distributions                  (16,592)       (14,368)
                                                   ---------      ---------

Capital Share Transactions:
 Proceeds from shares sold:
  7,873,913 and 6,164,069 shares, respectively       121,500         93,928
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
  720,458 and 645,325 shares, respectively            11,126          9,858
Cost of shares repurchased: 2,986,900 and
 2,910,852 shares, respectively                      (46,078)       (44,191)
                                                   ---------      ---------
 Net increase in net assets
  resulting from capital share
  transactions                                        86,548         59,595
                                                   ---------      ---------
Total Increase in Net Assets                          98,854         60,276
Net Assets:
 Beginning of year                                   217,140        156,864
                                                   ---------      ---------
 End of year                                        $315,994       $217,140
                                                   =========      =========


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond-pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

    Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,000 includes $12,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $21,225,000, of which $21,229,000 related to appreciated securities and $4,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $294,625,000 at July 31, 1997.

3. The fee of $1,100,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1997, distribution expenses under the Plan were limited to $767,000, representing 0.30% of average net assets. Had no limitation been in effect, the fund would have paid $798,000 in distribution expenses under the Plan. As of July 31, 1997, accrued and unpaid distribution expenses were $81,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $97,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $345,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1997, aggregate amounts deferred and earnings thereon were $24,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $740,000 and additional paid-in capital was $274,102,000.
    The fund made purchases and sales of investment securities of $115,238,000 and $37,162,000, respectively, during the year ended July 31, 1997.

Per-Share Data and Ratios
                                                                                                                             Period
                                                                                                                       September 26
                                                                             Year ended            Year ended           1994 /1/ to
                                                                                July 31               July 31              July 31,
                                                                                   1997                  1996                  1995
Net Asset Value, Beginning
 of Period                                                                       $15.23                $15.14                $14.29
                                                                           ------------          ------------          ------------
Income From Investment
 Operations:
 Net investment income                                                              .87                   .88                   .76
 Net realized and
  unrealized gain
  on investments                                                                    .80                   .37                   .85
                                                                           ------------          ------------          ------------
   Total income from investment operations                                         1.67                  1.25                  1.61
                                                                           ------------          ------------          ------------
Less Distributions:
 Dividends from net investment income                                              (.86)                 (.88)                 (.76)
 Distributions from net realized gains                                             (.14)                 (.28)                   --
                                                                           ------------          ------------          ------------
  Total distributions                                                             (1.00)                (1.16)                 (.76)
                                                                           ------------          ------------          ------------

Net Asset Value, End of Period                                                   $15.90                $15.23                $15.14
                                                                           ============          ============          ============

Total Return /2/                                                                 11.36%                 8.48%            11.62% /3/


 Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                           $316                  $217                  $157
 Ratio of expenses to average net assets before fee waiver                         .87%                 .88%               .94% /3/
 Ratio of expenses to average net assets after fee waiver                          .87%                  .86%              .62% /3/
 Ratio of net income to average net assets                                        5.51%                5.74%              5.66% /3/
 Portfolio turnover rate                                                         15.31%               35.22%             46.42% /3/


/1/ Commencement of operations.
/2/ Calculated without deducting a sales charge. The
 maximum sales charge is 4.75% of the fund's offering price.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
August 29, 1997

TAX INFORMATION (UNAUDITED)
During the fiscal year ended July 31, 1997, the fund paid 85.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

Board of Directors

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

Don R. Conlan
South Pasadena, California
Former President,
The Capital Group Companies, Inc.

Diane C. Creel
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

Martin Fenton, Jr.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

Leonard R. Fuller
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

Abner D. Goldstine
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Herbert Hoover III
San Marino, California
Private investor

Richard G. Newman
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

Peter C. Valli
Long Beach, California
Former Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

Other Officers

Neil L. Langberg
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

Mary C. Hall
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

Mark R. Macdonald
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Todd L. Miller
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Offices of the fund and of the
investment adviser, Capital
Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804
Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent accountants
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA AGD/INS/3199
Lit. No. AHIM-011-0997
[The American Funds Group(R)]
Printed on recycled paper